                                                                  Exhibit (e)(5)

                           FORM OF AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             UNDERWRITING AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                       AND

                           ING FUNDS DISTRIBUTOR, LLC

                                             LAST CONTINUED/
NAME OF FUND                                APPROVED BY BOARD        REAPPROVAL DATE
-----------------------------               -----------------       -----------------
ING Disciplined LargeCap Fund                August 20, 2002        September 1, 2003
ING Growth Opportunities Fund                August 20, 2002        September 1, 2003
ING MidCap Opportunities Fund                August 20, 2002        September 1, 2003
ING MidCap Value Fund                        August 20, 2002        September 1, 2003
ING Principal Protection Fund                August 20, 2002        September 1, 2003
ING Principal Protection Fund II             August 20, 2002        September 1, 2003
ING Principal Protection Fund III            August 20, 2002        September 1, 2003
ING Principal Protection Fund IV             August 20, 2002        September 1, 2003
ING Principal Protection Fund V              August 20, 2002        September 1, 2003
ING Principal Protection Fund VI           November 22, 2002        September 1, 2004
ING Principal Protection Fund VII          November 22, 2002        September 1, 2004
ING Principal Protection Fund VIII*        November 22, 2002        September 1, 2004
ING Real Estate Fund                         August 20, 2002        September 1, 2003
ING SmallCap Opportunities Fund              August 20, 2002        September 1, 2003
ING SmallCap Value Fund                      August 20, 2002        September 1, 2003

IN WITNESS WHEREOF, the undersigned have caused this amendment to be executed as of July 2, 2003.

ING EQUITY TRUST                                 ING FUNDS DISTRIBUTOR, LLC


-------------------------------                  -------------------------------
Name:   Robert S. Naka                           Name:  Michael J. Roland
Title:  Senior Vice President                    Title: Executive Vice President

----------
*This Amended Schedule A to the Underwriting Agreement will be effective with respect to the Fund upon the effective date of the initial post-effective amendment to the Trust's Registration Statement with respect to the Fund.